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          CERTIFICATION UNDER SECTION 906 OF SARBANES-OXLEY ACT OF 2002

Name of Issuer: Diversified Investors Funds Group II

In connection with the Report on Form N-CSR for the above named issuer, the undersigned hereby certifies, to the best of his knowledge, that:

1. The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934;

2. The information contained in the Report fairly represents, in all material respects, the financial condition and results of operations of the Issuer.


Date: March 2, 2007                     /s/ Mark Mullin
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                                        Mark Mullin
                                        Principal Executive Officer


Date: March 2, 2007                     /s/ Joseph Carusone
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                                        Joseph Carusone
                                        Principal Financial Officer